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                                                                    EXHIBIT 10.6



                               SECURITY AGREEMENT

                                     among

                            PAGEMART WIRELESS, INC.,

                            CERTAIN SUBSIDIARIES OF
                            PAGEMART WIRELESS, INC.

                                      and


                             BANKERS TRUST COMPANY,
                              as Collateral Agent



                           Dated as of March 23, 1999






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                               SECURITY AGREEMENT


     SECURITY AGREEMENT, dated as of March 23, 1999, made by each of the undersigned assignors (each an "Assignor" and, together with any other entity that becomes an assignor hereunder pursuant to Section 10.12 hereof, the "Assignors") in favor of Bankers Trust Company, as Collateral Agent (the "Collateral Agent"), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as so defined.

                             W I T N E S S E T H :


     WHEREAS, PageMart Wireless, Inc. (the "Borrower"), the lenders party from time to time party thereto (the "Lenders"), Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "Administrative Agent"), Morgan Stanley Senior Funding, Inc., as Syndication Agent (the "Syndication Agent") and Bankers Trust Company and Morgan Stanley Senior Funding, Inc., as Co-Arrangers have entered into a Credit Agreement, dated as of March 23, 1999, providing for the making of Loans to, and the issuance of Letters of Credit for the account of, the Borrower as contemplated therein (as amended, modified or supplemented from time to time, the "Credit Agreement") (the Lenders, the Administrative Agent, the Syndication Agent, the Issuing Lender and the Collateral Agent are herein called the "Lender Creditors");

     WHEREAS, the Borrower may at any time and from time to time enter into one or more Interest Rate Protection Agreements or Other Hedging Agreements with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender's or affiliate's successors and assigns, if any, collectively, the "Other Creditors," and together with the Lender Creditors, are herein called the "Secured Creditors");

     WHEREAS, it is a condition precedent to the making of Loans to, and the issuance of Letters of Credit for the account of, the Borrower under the Credit Agreement that each Assignor shall have executed and delivered to the Collateral Agent this Agreement; and

     WHEREAS, each Assignor will obtain benefits from the incurrence of Loans by, and the issuance of Letters of Credit for the account of, the Borrower under the Credit Agreement and the entering into by the Borrower of Interest Rate Protection Agreements or Other Hedging Agreements and, accordingly, each Assignor desires to enter into this Agreement in order to satisfy the condition described in the preceding paragraph;

     NOW, THEREFORE, in consideration of the benefits accruing to each Assignor, the receipt and sufficiency of which are hereby acknowledged, each Assignor hereby makes the following representations and warranties to the Collateral Agent for the benefit of the Secured

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Creditors and hereby covenants and agrees with the Collateral Agent for the benefit of the Secured Creditors as follows:

                                   ARTICLE I

                               SECURITY INTERESTS

     1.1. Grant of Security Interests. (a) As security for the prompt and complete payment and performance when due of all of its Obligations, each Assignor does hereby assign and transfer unto the Collateral Agent, and does hereby pledge and grant to the Collateral Agent for the benefit of the Secured Creditors, a continuing security interest in, all of the right, title and interest of such Assignor in, to and under all of the following, whether now existing or hereafter from time to time acquired: (i) each and every Receivable, (ii) all Contracts, together with all Contract Rights arising thereunder, (iii) all Inventory, (iv) all Equipment, (v) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of such Assignor symbolized by the Marks, (vi) all Patents and Copyrights, (vii) all computer programs of such Assignor and all intellectual property rights therein and all other proprietary information of such Assignor, including, but not limited to, Trade Secrets Rights, (viii) all other Goods, General Intangibles, Investment Property, Permits, Chattel Paper, Documents, Instruments and other assets (including cash) (subject, in the case of General Intangibles and Permits constituting FCC Licenses only, to clause (xi) below),
(ix) the Cash Collateral Account and all monies, securities, instruments and other investments deposited or required to be deposited in such Cash Collateral Account, (x) all other bank, demand, time savings, cash management, passbook, certificates of deposit and similar accounts maintained by such Assignor and all monies, securities, instruments and other investments deposited or required to be deposited in any of the foregoing accounts, (xi) all goodwill, going concern value, and all of such Assignor's rights in, to or under, or relating to, any license, permit or other authorization (each, an "FCC License") issued by the FCC (provided, however, that such security interest does not include, and the term "Collateral" does not include, at any time any FCC License to the extent, but only to the extent, that such Assignor is prohibited at that time from granting a security interest therein pursuant to the Communications Act, and the FCC Rules, but includes, to the maximum extent permitted by law, all rights incident or appurtenant to any such FCC License and the rights to receive all proceeds, monies or other consideration derived or derivable from or in connection with the sale, assignment or transfer of any FCC License); and
(xii) all Proceeds and products of any and all of the foregoing (all of the above, collectively, the "Collateral").

     (b) The security interest of the Collateral Agent under this Agreement extends to all Collateral of the kind which is the subject of this Agreement which any Assignor may acquire at any time during the term of this Agreement.

     (c) Notwithstanding anything to the contrary contained in clauses (a) and
(b) above, it is acknowledged and agreed that the security interests created hereby in any Equipment subject to the Vendor Financing Agreement shall be second in priority to the security interest in such Equipment created pursuant to the Vendor Financing Agreement for so long, and for only so long, as the Vendor Financing Agreement remains in effect, and upon the termination of the


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Vendor Financing Agreement, such Equipment shall be subject to a first priority security interest pursuant to this Agreement without any further action on the part of any Assignor, the Collateral Agent or any Secured Creditor.

     (d) Notwithstanding anything to the contrary contained in clauses (a) and
(b) above or elsewhere in this Agreement, it is acknowledged and agreed that
(i) the security interest created hereby shall not extend to any computer program or patents owned by a third Person in which any Assignor has rights of usage thereof to the extent (and only to the extent) the granting of a security interest therein is expressly prohibited by an agreement relating thereto to which such Assignor is a party and (ii) the security interest created hereunder in, and the Collateral Agent's and the Secured Creditors' rights and remedies hereunder with respect to, any Patents that any Assignor has granted rights therein to a third Person shall be subject to the respective agreement relating to such grant for so long as, and for only so long as, such agreement remains in effect; provided, however, that (A) such computer programs or patents, as the case may be, described in preceding clause (i) above shall be excluded from the Collateral only to the extent and only for so long as the relevant agreement continues validly to prohibit the creation of such security interest, and upon the expiration of such prohibition, all computer programs or patents, as the case may be, as to which such prohibition previously applied shall automatically be included in the Collateral, without any further action on the part of any Assignor, the Collateral Agent, or any other Secured Creditor and
(B) any residual rights of the respective Assignor or Assignors with respect to Patents described in preceding clause (ii) above shall be included in the Collateral (and not be subject to the interest of any third Persons to the fullest extent permitted under the relevant agreement described in clause (ii) above).

     (e) It is acknowledged and agreed that the security interest created hereby does not extend to any assets owned by any third Person (and not owned by any Assignor) that are located at any Real Property sites of any Assignor.

     1.2. Power of Attorney. Each Assignor hereby constitutes and appoints the Collateral Agent its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of such Assignor or otherwise) to act, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due or to become due to such Assignor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and, subject, in the case of any exercise by the Pledgee of any rights or remedies that effects an assignment or transfer of control of any FCC License, to receipt of any approvals that may be required under the Communications Act or the FCC Rules, to file any claims or take any action or institute any proceedings which the Collateral Agent may deem to be necessary or advisable to protect the interests of the Secured Creditors, which appointment as attorney is coupled with an interest.


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                                   ARTICLE II

               GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

     Each Assignor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

     2.1. Necessary Filings. All filings, registrations and recordings necessary or appropriate to create, preserve and perfect the security interest granted by such Assignor to the Collateral Agent hereby in respect of the Collateral have been accomplished (or, in the case of (i) any Collateral which has been moved as described in the last sentence in Section 2.5 of this Agreement, will have been accomplished within the time period provided in such sentence or (ii) all other Collateral, will have been accomplished on the Business Day immediately following the Effective Date) and the security interest granted to the Collateral Agent pursuant to this Agreement in and to the Collateral creates a perfected security interest therein prior to the rights of all other Persons therein and subject to no other Liens (other than Permitted Liens) and is entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction to perfected security interests, in each case to the extent that the Collateral consists of the type of property in which a security interest may be perfected by filing a financing statement under the Uniform Commercial Code as enacted in any relevant jurisdiction or in the United States Patent and Trademark Office or in the United States Copyright Office.

     2.2. No Liens. Such Assignor is, and as to Collateral acquired by it from time to time after the date hereof such Assignor will be, the owner of all Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any Person (other than Permitted Liens), and such Assignor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Collateral Agent.

     2.3. Other Financing Statements. As of the date hereof, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral (other than financing statements filed in respect of Permitted Liens), and so long as the Termination Date has not occurred, such Assignor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by such Assignor or in connection with Permitted Liens.

     2.4. Chief Executive Office, Record Locations. The chief executive office of such Assignor is located at the address indicated on Annex A hereto for such Assignor. Such Assignor will not move its chief executive office except to such new location as such Assignor may establish in accordance with the last sentence of this Section 2.4. The originals of all documents evidencing all Receivables and Contract Rights of such Assignor and the only original books of account and records of such Assignor relating thereto are, and will continue to be, kept at such chief executive office, at one or more of the other locations set forth on Annex A hereto or at


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such new locations as such Assignor may establish in accordance with the last sentence of this Section 2.4. All Receivables and Contract Rights of such Assignor are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, the office locations described above or such new location established in accordance with the last sentence of this Section 2.4. No Assignor shall establish new locations for such offices until (i) it shall have given to the Collateral Agent not less than 15 days' prior written notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request, (ii) with respect to such new location, it shall have taken all action reasonably satisfactory to the Collateral Agent to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect and (iii) at the request of the Collateral Agent, it shall have furnished an opinion of counsel reasonably acceptable to the Collateral Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and all other actions have been taken, in order to perfect (and maintain the perfection of) the security interest granted hereby in respect of the types of Collateral referred to in Section 1.1 hereof.

     2.5. Location of Inventory and Equipment. All Inventory and Equipment (other than Equipment consisting of transmitter sites owned by each Assignor) held on the date hereof by each Assignor is located at one of the locations shown on Part A of Annex B hereto for such Assignor. All Equipment constituting transmitter sites held on the date hereof by each Assignor is located in one of the States of the United States of America shown on Part B of Annex B hereto for such Assignor. Each Assignor agrees that all Inventory and Equipment now held or subsequently acquired by it shall be kept at (or shall be in transport to) any one of the locations shown on the respective part of Annex B hereto (or, in the case of Equipment constituting transmitter sites only, any other location in which the Collateral Agent has filed UCC-1 financing statements in order to ensure that the Collateral Agent's lien on such Equipment remains perfected), or such new location as such Assignor may establish in accordance with the last sentence of this Section 2.5. Except with respect to Equipment consisting of transmitter sites as otherwise provided above, any Assignor may establish a new location for Inventory and Equipment only if (i) it shall have given to the Collateral Agent not less than 15 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may request,
(ii) with respect to such new location, it shall have taken all action reasonably satisfactory to the Collateral Agent to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect and (iii) at the request of the Collateral Agent, it shall have furnished an opinion of counsel reasonably acceptable to the Collateral Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and all other actions have been taken, in order to perfect (and maintain the perfection of) the security interest granted hereby in respect of the types of Collateral referred to in Section 1.1 hereof. Notwithstanding anything to the contrary contained in this Section 2.5, in the event any Assignor has moved any Equipment constituting transmitter sites to a new location such that the security interest created hereunder in such transmitter sites is no longer perfected, within 60 days following such move, such Assignor shall provide the Collateral Agent with the new location or locations of such


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transmitter sites and, upon the request of the Collateral Agent, shall enter into UCC-1 financing statements, and shall take any other actions as may be reasonably requested by the Collateral Agent, to ensure that the Collateral Agent's lien on such transmitter sites remains perfected.

     2.6. Recourse. This Agreement is made with full recourse to each Assignor (including, without limitation, with full recourse to all assets of such Assignor) and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Assignor contained herein, in the other Secured Debt Agreements and otherwise in writing in connection herewith or therewith.

     2.7. Trade Names; Change of Name. No Assignor has or operates in any jurisdiction under, or in the preceding five years has had or has operated in any jurisdiction under, any trade names, fictitious names or other names except its legal name and such other trade or fictitious names as are listed on Annex C hereto for such Assignor. No Assignor shall change its legal name or assume or operate in any jurisdiction under any trade, fictitious or other name except those names listed on Annex C hereto for such Assignor and new names established in accordance with the last sentence of this Section 2.7. No Assignor shall assume or operate in any jurisdiction under any new trade, fictitious or other name until (i) it shall have given to the Collateral Agent not less than 15 days' prior written notice of its intention so to do, clearly describing such new name and the jurisdictions in which such new name shall be used and providing such other information in connection therewith as the Collateral Agent may reasonably request, (ii) with respect to such new name, it shall have taken all action reasonably requested by the Collateral Agent to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect and (iii) at the request of the Collateral Agent, it shall have furnished an opinion of counsel reasonably acceptable to the Collateral Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and all other actions have been taken, in order to perfect (and maintain the perfection of) the security interest granted hereby in respect of the types of Collateral referred to in Section 1.1 hereof.

                                  ARTICLE III

                   SPECIAL PROVISIONS CONCERNING RECEIVABLES;
                  CONTRACT RIGHTS; INSTRUMENTS; CHATTEL PAPER

     3.1. Additional Representations and Warranties. As of the time when each of its Receivables arises, each Assignor shall be deemed to have represented and warranted that such Receivable, and all records, papers and documents relating thereto (if any) are what they purport to be, and such Receivable will evidence true and valid obligations of the account debtor named therein.

     3.2. Maintenance of Records. Each Assignor will keep and maintain at its own cost and expense accurate records of its Receivables and Contracts, including, but not limited to, originals of all documentation (including each Contract) with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and such Assignor will make the same available on such Assignor's premises to the



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Collateral Agent for inspection, at such Assignor's own cost and expense, at any and all reasonable times upon prior notice to such Assignor. Upon the occurrence and during the continuance of an Event of Default and at the request of the Collateral Agent, such Assignor shall, at its own cost and expense, deliver all tangible evidence of its Receivables and Contract Rights (including, without limitation, all documents evidencing the Receivables and all Contracts) and such books and records to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Assignor). Upon the occurrence and during the continuance of an Event of Default and if the Collateral Agent so directs, such Assignor shall legend, in form and manner satisfactory to the Collateral Agent, the Receivables and the Contracts, as well as books, records and documents (if any) of such Assignor evidencing or pertaining to such Receivables and Contracts with an appropriate reference to the fact that such Receivables and Contracts have been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein.

     3.3. Direction to Account Debtors; Contracting Parties; etc. Upon the occurrence and during the continuance of an Event of Default, and if the Collateral Agent so directs any Assignor, such Assignor agrees (x) to cause all payments on account of the Receivables and Contracts to be made directly to the Cash Collateral Account, (y) that the Collateral Agent may, at its option, directly notify the obligors with respect to any Receivables and/or under any Contracts to make payments with respect thereto as provided in the preceding clause (x), and (z) that the Collateral Agent may enforce collection of any such Receivables and Contracts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as such Assignor. Without notice to or assent by any Assignor, the Collateral Agent may apply any or all amounts then in, or thereafter deposited in, the Cash Collateral Account which application shall be effected in the manner provided in Section 7.4 of this Agreement; provided however, that at such time as no Default or Event of Default shall be continuing, all funds in the Cash Collateral Account shall be disbursed to the respective Assignor. The costs and expenses (including reasonable attorneys' fees) of collection, whether incurred by an Assignor or the Collateral Agent, shall be borne by the relevant Assignor. The Collateral Agent shall deliver a copy of each notice referred to in the preceding clause
(y) to the relevant Assignor, provided that the failure by the Collateral Agent to so notify such Assignor shall not affect the effectiveness of such notice or the other rights of the Collateral Agent created by this Section 3.3.

     3.4. Modification of Terms; etc. Except in accordance with such Assignor's ordinary course of business and consistent with reasonable business judgment, no Assignor shall rescind or cancel any indebtedness evidenced by any Receivable or under any Contract, or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Receivable or Contract, or interest therein, without the prior written consent of the Collateral Agent. Each Assignor will duly fulfill all obligations on its part to be fulfilled under or in connection with the Receivables and Contracts and will do nothing to impair the rights of the Collateral Agent in the Receivables or Contracts.

     3.5. Collection. Each Assignor shall endeavor in accordance with reasonable business practices to cause to be collected from the account debtor named in each of its Receivables or obligor under any Contract, as and when due (including, without limitation,


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amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Receivable or Contract, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable or under such Contract, except that, prior to the occurrence of an Event of Default, any Assignor may allow in the ordinary course of business as adjustments to amounts owing under its Receivables and Contracts
(i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Assignor finds appropriate in accordance with reasonable business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services or for other reasons which such Assignor finds appropriate in accordance with reasonable business judgment. The reasonable costs and expenses (including, without limitation, reasonable attorneys' fees) of collection, whether incurred by an Assignor or the Collateral Agent, shall be borne by the relevant Assignor.

     3.6. Instruments. If any Assignor owns or acquires any Instrument constituting Collateral, such Assignor will within 10 Business Days notify the Collateral Agent thereof, and upon request by the Collateral Agent will promptly deliver such Instrument to the Collateral Agent appropriately endorsed to the order of the Collateral Agent as further security hereunder.

     3.7. Assignors Remain Liable Under Receivables. Anything herein to the contrary notwithstanding, the Assignors shall remain liable under each of the Receivables to observe and perform all of the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to such Receivables and applicable law. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Creditor of any payment relating to such Receivable pursuant hereto, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by them or as to the sufficiency of any performance by any party under any Receivable (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

     3.8. Assignors Remain Liable Under Contracts. Anything herein to the contrary notwithstanding, the Assignors shall remain liable under each of the Contracts to observe and perform all of the conditions and obligations to be observed and performed by them thereunder, all in accordance with and pursuant to the terms and provisions of each Contract and applicable law. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Contract by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Creditor of any payment relating to such contract pursuant hereto, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any performance by any party under any Contract, to present or file any claim, to take any action to enforce any performance or


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to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

     3.9. Further Actions. (a) Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps relating to its Receivables, Contracts, Instruments and other property or rights covered by the security interest hereby granted, as the Collateral Agent may reasonably require.

     (b) Each Assignor agrees that in the event of any change in any requirement of law occurring after the date hereof that affects in any manner the Collateral Agent's rights of access to, or use or sale of the FCC Licenses or the procedures necessary to enable the Collateral Agent to obtain such rights of access, use or sale (including, without limitation, changes allowing greater such access), each Assignor upon request of the Collateral Agent or the Required Lenders, shall enter into an amendment to this Agreement in form and substance satisfactory to the Collateral Agent to provide the Collateral Agent with such rights to the greatest extent possible consistent with then applicable requirements of law, including without limitation the Communications Act and the FCC Rules.

                                   ARTICLE IV

                    SPECIAL PROVISIONS CONCERNING TRADEMARKS

     4.1. Additional Representations and Warranties. Each Assignor represents and warrants that it is the true and lawful owner of or otherwise has the right to use the registered Marks listed in Annex D hereto for such Assignor and that said listed Marks include all United States marks and applications for United States marks registered in the United States Patent and Trademark Office that such Assignor owns or uses in connection with its business as of the date hereof. Each Assignor represents and warrants that it owns, is licensed to use or otherwise has the right to use, all Marks that it uses, except to the extent that any such lack of ownership, license or right could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or of the Borrower and its Subsidiaries taken as a whole. Each Assignor further warrants that it has no knowledge of any third party claim that any aspect of such Assignor's present or contemplated business operations materially infringes or will materially infringe any trademark, service mark or trade name. Each Assignor represents and warrants that it is the true and lawful owner of or otherwise has the right to use all U.S. trademark registrations and applications listed in Annex D hereto and that said registrations are valid, subsisting, have not been cancelled and that such Assignor is not aware of any third-party claim that any of said registrations is invalid or unenforceable, or is not aware that there is any reason that any of said registrations is invalid or unenforceable, or is not aware that there is any reason that any of said applications will not pass to registration. Upon the occurrence and continuance of an Event of Default, each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign any document which may be required by the United States Patent and Trademark Office in


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order to effect an absolute assignment of all right, title and interest in each
Mark, and record the same.

     4.2. Licenses and Assignments. Except as otherwise permitted by the Secured Debt Agreements, each Assignor hereby agrees not to divest itself of any right under any Mark absent prior written approval of the Collateral Agent.

     4.3. Infringements. Each Assignor agrees, promptly upon learning thereof, to notify the Collateral Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who such Assignor believes is materially infringing or diluting or otherwise violating in any material respect any of such Assignor's rights in and to any Mark, or with respect to any party claiming that such Assignor's use of any Mark violates in any material respect any property right of that party. Each Assignor further agrees, unless otherwise agreed by the Collateral Agent, to prosecute any Person materially infringing any Mark in accordance with reasonable business practices.

     4.4. Preservation of Marks. Each Assignor agrees to use its Significant Marks in interstate commerce during the time in which this Agreement is in effect and to take all such other actions as are necessary to preserve such Significant Marks as trademarks or service marks under the laws of the United States.

     4.5. Maintenance of Registration. Each Assignor shall, at its own expense, diligently process all documents required to maintain trademark registrations material to its business, financial condition or property, including, but not limited to, affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office for all of its registered Significant Marks, and shall pay all fees and disbursements in connection therewith and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Collateral Agent.

     4.6. Future Registered Marks. If any Mark registration is issued hereafter to any Assignor as a result of any application now or hereafter pending before the United States Patent and Trademark Office, within 30 days of receipt of such certificate, such Assignor shall deliver to the Collateral Agent a copy of such certificate, and an assignment for security in such Mark, to the Collateral Agent and at the expense of such Assignor, confirming the assignment for security in such Mark to the Collateral Agent hereunder, the form of such security to be substantially the same as the form hereof or in such other form as may be reasonably satisfactory to the Collateral Agent.

     4.7. Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent may, by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title and interest of such Assignor in and to each of the Marks, together with all trademark rights and rights of protection to the same, vested in the Collateral Agent for the benefit of the Secured Creditors, in which event such rights, title and interest shall immediately vest, in the Collateral Agent for the benefit of the Secured Creditors, and the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 4.1 hereof to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency; (ii) take and use or sell the Marks and the goodwill of such Assignor's business symbolized by the Marks and the right to carry on the business and use the assets of such Assignor in connection with which the Marks have been used; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from using the Marks in any manner whatsoever, directly or indirectly, and such Assignor shall execute such further documents that the Collateral Agent may reasonably request to further confirm this and to transfer ownership of the Marks and registrations and any pending trademark application in the United States Patent and Trademark Office to the Collateral Agent.

                                   ARTICLE V

                         SPECIAL PROVISIONS CONCERNING
                     PATENTS, COPYRIGHTS AND TRADE SECRETS

     5.1. Additional Representations and Warranties. Each Assignor represents and warrants that it is the true and lawful owner of all rights in (i) all United States trade secrets and proprietary information necessary to operate the business of the Assignor (the "Trade Secret Rights"), (ii) the Patents listed in Annex E hereto for such Assignor and that said Patents include all the United States patents and applications for United States patents that such Assignor owns as of the date hereof and (iii) the Copyrights listed in Annex F hereto for such Assignor and that said Copyrights constitute all the United States copyrights registered with the United States Copyright Office and applications to United States copyrights that such Assignor owns as of the date hereof. Each Assignor further warrants that it has no knowledge of any third party claim that any aspect of such Assignor's present or contemplated business operations materially infringes or will materially infringe any patent or such Assignor has misappropriated any trade secret or proprietary information. Upon the occurrence and continuance of an Event of Default, each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign any document which may be required by the United States Patent and Trademark Office in order to effect an absolute assignment of all right, title and interest in each Patent, and to record the same.

     5.2. Licenses and Assignments. Except as otherwise permitted by the Secured Debt Agreements, each Assignor hereby agrees not to divest itself of any right under any Significant Patent or Significant Copyright absent prior written approval of the Collateral Agent.

     5.3. Infringements. Each Assignor agrees, promptly upon learning thereof, to furnish the Collateral Agent in writing with all pertinent information available to such Assignor with respect to any material infringement, contributing material infringement or active inducement to materially infringe in any Patent or Copyright or to any claim that the practice of any Patent or use of any Copyright violates any property right of a third party, or with respect to any misappropriation of any Trade Secret Right or any claim that practice of any Trade Secret Right violates any property right of a third party. Each Assignor further agrees, absent direction of the Collateral Agent to the contrary, diligently to prosecute any Person materially infringing any Patent or Copyright or any Person materially misappropriating any Trade Secret Right in accordance with such Assignor's reasonable business judgment.

     5.4. Maintenance of Patents or Copyright. At its own expense, each Assignor shall make timely payment of all post-issuance fees required pursuant to 35 U.S.C. ss. 41 to maintain in force its rights under each Significant Patent or Significant Copyright, absent prior written consent of the Collateral Agent.

     5.5. Prosecution of Patent and Copyright Applications. At its own expense, each Assignor shall diligently prosecute all applications for (i) United States Patents listed in Annex E hereto and (ii) Copyrights listed on Annex F hereto, in each case for such Assignor and shall, consistent with reasonable business judgment, not abandon any such application prior to exhaustion of all administrative and judicial remedies, absent written consent of the Collateral Agent, unless such Assignor shall determine that the prosecution thereof is no longer desirable in the conduct of the business of such Assignor in that the cessation of such prosecution is not disadvantageous in any material respect to such Assignor.

     5.6. Other Patents and Copyrights. Within 30 days of the acquisition or issuance of a United States Patent, registration of a Copyright, or acquisition of a registered Copyright, or of filing of an application for a United States Patent or Copyright, the relevant Assignor shall deliver to the Collateral Agent a copy of said Copyright or certificate or registration of, or application therefor, said Patents, as the case may be, with an assignment for security as to such Patent or Copyright, as the case may be, to the Collateral Agent and at the expense of such Assignor, confirming the assignment for security, the form of such assignment for security to be substantially the same as the form hereof or in such other form as may be reasonably satisfactory to the Collateral Agent.

     5.7. Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent may by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title, and interest of such Assignor in each of the Patents and Copyrights vested in the Collateral Agent for the benefit of the Secured Creditors, in which event such right, title, and interest shall immediately vest in the Collateral Agent for the benefit of the Secured Creditors, in which case the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 5.1 hereof to execute, cause to be acknowledged and notarized and to record said absolute assignment with the applicable agency; (ii) take and practice or sell the Patents and Copyrights; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from practicing the Patents and using the Copyrights directly or indirectly, and such Assignor shall execute such further documents as the Collateral Agent may reasonably request further to confirm this and to transfer ownership of the Patents and Copyrights to the Collateral Agent for the benefit of the Secured Creditors.

                                   ARTICLE VI

                      PROVISIONS CONCERNING ALL COLLATERAL

     6.1. Protection of Collateral Agent's Security. Each Assignor will do nothing to impair the rights of the Collateral Agent in the Collateral. Each Assignor will at all times keep its Inventory and Equipment insured in favor of the Collateral Agent, at such Assignor's own expense to the extent and in the manner provided in the Credit Agreement. Except to the extent otherwise permitted to be retained by such Assignor or applied by such Assignor pursuant to the terms of the Credit Agreement, the Collateral Agent shall, at the time any proceeds of such insurance are distributed to the Secured Creditors, apply such proceeds in accordance with
Section 7.4 hereof. Each Assignor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Assignor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Assignor.

     6.2. Warehouse Receipts Non-negotiable. Each Assignor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such Assignor shall request that such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7-104 of the UCC as in effect in any relevant jurisdiction or under other relevant law).

     6.3. Further Actions. Each Assignor will, at its own expense and upon the request of the Collateral Agent, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Collateral Agent deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.

     6.4. Financing Statements. Each Assignor agrees to execute and deliver to the Collateral Agent such financing statements, in form reasonably acceptable to the Collateral Agent, as the Collateral Agent may from time to time reasonably request or as are necessary or desirable in the opinion of the Collateral Agent to establish and maintain a valid, enforceable, first priority perfected security interest in the Collateral as provided herein and the other rights and security contemplated hereby all in accordance with the UCC as enacted in any and all relevant jurisdictions or any other relevant law. Each Assignor will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral. Each Assignor hereby authorizes the Collateral Agent to file any such financing statements without the signature of such Assignor where permitted by law.

     6.5. FCC Licenses. Each Assignor agrees to take any and all necessary and appropriate commercially reasonable actions to preserve the FCC Licenses and to otherwise prevent any adverse modification, revocation, suspension, cancellation, or refusal by the FCC to renew any of the FCC Licenses except to the extent such modification, revocation, suspension, cancellation or refusal could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or of the Borrower and its Subsidiaries taken a whole. To that end, each Assignor shall execute any and all documents required by the FCC or any other governmental authority or requested by the Borrower or the Collateral Agent, and to provide any information with its possession reasonably requested by any of the foregoing, to ensure that any and all applications, reports, and other filings are made with the FCC or any other governmental authority in a timely fashion and that no action is taken by the FCC, any court, or any governmental authority which could have a material adverse effect on any of the FCC Licenses.

                                  ARTICLE VII

                  REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT

     7.1. Remedies; Obtaining the Collateral Upon Default. Each Assignor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under any UCC, and such additional rights and remedies to which a secured creditor is entitled under the laws in effect, in all relevant jurisdictions and may:

     (i) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from such Assignor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Assignor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Assignor;

     (ii) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Receivables and the Contracts) constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent and may exercise any and all remedies of such Assignor in respect of such Collateral;

     (iii) withdraw all monies, securities and instruments in the Cash Collateral Account for application to the Obligations in accordance with
Section 7.4 hereof;

     (iv) sell, assign or otherwise liquidate any or all of the Collateral or any part thereof in accordance with Section 7.2 hereof, or direct the relevant Assignor to sell, assign or otherwise liquidate any or all of the Collateral or any part thereof, and, in each case, take possession of the proceeds of any such sale or liquidation;

     (v) take possession of the Collateral or any part thereof, by directing the relevant Assignor in writing to deliver the same to the Collateral Agent at any place or places designated by the Collateral Agent, in which event such Assignor shall at its own expense:

         (x) forthwith cause the same to be moved to the place or places so designated by the Collateral Agent and there delivered to the Collateral Agent;

         (y) store and keep any Collateral so delivered to the Collateral Agent at such place or places pending further action by the Collateral Agent as provided in Section 7.2 hereof; and

         (z) while the Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain the same in good condition; and

     (vi) license or sublicense, whether on an exclusive or nonexclusive basis, any Marks, Patents or Copyrights included in the Collateral for such term and on such conditions and in such manner as the Collateral Agent shall in its sole judgment determine;

it being understood that each Assignor's obligation to so deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by such Assignor of said obligation. By accepting the benefits of this Agreement, the Secured Creditors agree that this Agreement may be enforced only by the action of the Collateral Agent acting upon the instructions of the Required Secured Creditors and that no other Secured Creditor shall have any right individually to seek to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Collateral Agent for the benefit of the Secured Creditors upon the terms of this Agreement and the Credit Agreement.

     7.2. Remedies; Disposition of the Collateral. If any Event of Default shall have occurred and be continuing, then any Collateral repossessed by the Collateral Agent under or pursuant to Section 7.1 hereof and any other Collateral whether or not so repossessed by the Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory requirements of applicable law (including, in the case of any disposition of the FCC Licenses or transfer of control thereof, the Communication Act and the FCC Rules), determine to be commercially reasonable. Subject to, in the case of any disposition of the FCC Licenses or transfer of control thereof, receipt of any approvals required under the Communications Act or the FCC Rules, any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent or after any overhaul or repair at the expense of the relevant Assignor which the Collateral Agent shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 10 days' prior written notice to the relevant Assignor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of the relevant Assignor or any nominee of such Assignor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' prior written notice to the relevant Assignor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Collateral Agent's option, be subject to reserve), after publication of notice of such auction (where required by applicable law) not less than 10 days prior thereto. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned. To the extent permitted by any such requirement of law, the Collateral Agent may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section 7.2 without accountability to the relevant Assignor. If, under mandatory requirements of applicable law, the Collateral Agent shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to the relevant Assignor as hereinabove specified, the Collateral Agent need give such Assignor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law. Each Assignor agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such sale or sales of all or any portion of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Assignor's expense.

     7.3. Waiver of Claims. Except as otherwise provided in this Agreement, EACH ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT'S TAKING POSSESSION OR THE COLLATERAL AGENT'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES, and each Assignor hereby further waives, to the extent permitted by law:

     (i) all damages occasioned by such taking of possession except any damages which are the direct result of the Collateral Agent's gross negligence or willful misconduct;

     (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent's rights hereunder; and

     (iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against such Assignor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Assignor.

     7.4. Application of Proceeds. (a) All moneys collected by the Collateral Agent (or, to the extent the Pledge Agreement or any Additional Security Document requires proceeds of collateral under such Security Document to be applied in accordance with the provisions of this Agreement, the Pledgee under such other Security Document) upon any sale or other disposition of the Collateral, together with all other moneys received by the Collateral Agent hereunder, shall be applied as follows.

     (i) first, to the payment of all amounts owing the Collateral Agent of the type described in clauses (iii) and (iv) of the definition of "Obligations";

     (ii) second, to the extent proceeds remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Primary Obligations shall be paid to the Secured Creditors as provided in Section 7.4(e) hereof, with each Secured Creditor receiving an amount equal to such outstanding Primary Obligations or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share of the amount remaining to be distributed;

     (iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), an amount equal to the outstanding Secondary Obligations shall be paid to the Secured Creditors as provided in
Section 7.4(e) hereof, with each Secured Creditor receiving an amount equal to its outstanding Secondary Obligations or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

     (iv) fourth, to the extent proceeds remain after the application pursuant to the preceding clauses (i) through (iii), inclusive, and following the termination of this Agreement pursuant to Section 10.8(a) hereof, to the relevant Assignor or to whomever may be lawfully entitled to receive such surplus.

     (b) For purposes of this Agreement (x) "Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Creditor's Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, (y) "Primary Obligations" shall mean (i) in the case of the Credit Document Obligations, all principal of, and interest on, all Loans, all Unpaid Drawings and all Fees and (ii) in the case of the Other Obligations, all amounts due under such Interest Rate Protection Agreements or Other Hedging Agreements (other than indemnities, fees (including, without limitation, attorneys' fees) and similar obligations and liabilities) and (z) "Secondary Obligations" shall mean all Obligations other than Primary Obligations.

     (c) When payments to Secured Creditors are based upon their respective Pro Rata Shares, the amounts received by such Secured Creditors hereunder shall be applied (for purposes of making determinations under this Section 7.4 only) (i) first, to their Primary Obligations and (ii) second, to their Secondary Obligations. If any payment to any Secured Creditor of its Pro Rata Share of any distribution would result in overpayment to such Secured Creditor, such excess amount shall instead be distributed in respect of the unpaid Primary Obligations or Secondary Obligations, as the case may be, of the other Secured Creditors, with each Secured Creditor whose Primary Obligations or Secondary Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of such Secured Creditor and the denominator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of all Secured Creditors entitled to such distribution.

     (d) Each of the Secured Creditors, by their acceptance of the benefits hereof, agrees and acknowledges that if the Lender Creditors are to receive a distribution on account of undrawn amounts with respect to Letters of Credit issued under the Credit Agreement (which shall only occur after all outstanding Loans and Unpaid Drawings with respect to such Letters of Credit have been paid in full), such amounts shall be paid to the Administrative Agent under the Credit Agreement and held by it, for the equal and ratable benefit of the Lender Creditors, as cash security for the repayment of Obligations owing to the Lender Creditors as such. If any amounts are held as cash security pursuant to the immediately preceding sentence, then upon the termination of all outstanding Letters of Credit, and after the application of all such cash security to the repayment of all Obligations owing to the Lender Creditors after giving effect to the termination of all such Letters of Credit, if there remains any excess cash, such excess cash shall be returned by the Administrative Agent to the Collateral Agent for distribution in accordance with Section 7.4(a) hereof.

     (e) All payments required to be made hereunder shall be made (x) if to the Lender Creditors, to the Administrative Agent under the Credit Agreement for the account of the Lender Creditors, and (y) if to the Other Creditors, to the trustee, paying agent or other similar representative (each a "Representative") for the Other Creditors or, in the absence of such a Representative, directly to the Other Creditors.

     (f) For purposes of applying payments received in accordance with this
Section 7.4, the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent under the Credit Agreement and (ii) the Representative for the Other Creditors or, in the absence of such a Representative, upon the Other Creditors for a determination (which the Administrative Agent and each Representative for any Other Creditors agree (or shall agree) to provide upon request of the Collateral Agent) of the outstanding Primary Obligations and Secondary Obligations owed to the Lender Creditors or the Other Creditors, as the case may be. Unless it has actual knowledge (including by way of written notice from a Lender Creditor or an Other Creditor) to the contrary, the Administrative Agent and each Representative, in furnishing information pursuant to the preceding sentence, and the Collateral Agent, in acting hereunder, shall be entitled to assume that no Secondary Obligations are outstanding. Unless it has actual knowledge (including by way of written notice from an Other Creditor) to the contrary, the Collateral Agent, in acting hereunder, shall be entitled to assume that no Interest Rate Protection Agreements or Other Hedging Agreements are in existence.

     (g) It is understood that the Assignors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Obligations.

     7.5. Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given under this Agreement, the other Secured Debt Agreements or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence thereof. No notice to or demand on any Assignor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover reasonable expenses, including reasonable attorneys' fees, and the amounts thereof shall be included in such judgment.

     7.6. Discontinuance of Proceedings. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the relevant Assignor, the Collateral Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.

                                  ARTICLE VIII

                                   INDEMNITY

     8.1. Indemnity. (a) Each Assignor jointly and severally agrees to indemnify, reimburse and hold the Collateral Agent, each other Secured Creditor and their respective successors, permitted assigns, employees, agents and servants (hereinafter in this Section 8.1 referred to individually as "Indemnitee," and collectively as "Indemnitees") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this Section 8.1 the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any other Secured Debt Agreement or any other document executed in connection herewith or therewith or in any other way connected with the administration of the transactions contemplated hereby or thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage), or contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 8.1(a) for losses, damages or liabilities to the extent caused by the gross negligence or willful misconduct of such Indemnitee. Each Assignor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, the relevant Assignor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the relevant Assignor of any such assertion of which such Indemnitee has knowledge.

     (b) Without limiting the application of Section 8.1(a) hereof, each Assignor agrees, jointly and severally, to pay, or reimburse the Collateral Agent for any and all reasonable fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

     (c) Without limiting the application of Section 8.1(a) or (b) hereof, each Assignor agrees, jointly and severally, to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by any Assignor in this Agreement, any other Secured Debt Agreement or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement or any other Secured Debt Agreement.

     (d) If and to the extent that the obligations of any Assignor under this
Section 8.1 are unenforceable for any reason, such Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

     8.2. Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of each Assignor contained in this Article VIII shall continue in full force and effect notwithstanding the full payment of all of the other Obligations and notwithstanding the full payment of all the Notes issued under the Credit Agreement, the termination of all Interest Rate Protection Agreements or Other Hedging Agreements and all Letters of Credit and the payment of all other Obligations and notwithstanding the discharge thereof.

                                   ARTICLE IX

                                  DEFINITIONS

     The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

     "Administrative Agent" shall have the meaning provided in the recitals of this Agreement.

     "Agreement" shall mean this Security Agreement as the same may be modified, supplemented or amended from time to time in accordance with its terms.

     "Assignor" shall have the meaning provided in the first paragraph of this Agreement.

     "Borrower" shall have the meaning provided in the recitals of this Agreement.

     "Cash Collateral Account" shall mean a cash collateral account maintained with, and in the sole dominion and control of, the Collateral Agent for the benefit of the Secured Creditors.

     "Chattel Paper" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

     "Class" shall have the meaning provided in Section 10.2 of this Agreement.

     "Collateral" shall have the meaning provided in Section 1.1(a) of this Agreement.

     "Collateral Agent" shall have the meaning provided in the first paragraph of this Agreement.

     "Contract Rights" shall mean all rights of any Assignor under each Contract, including, without limitation, (i) any and all rights to receive and demand payments under any or all Contracts, (ii) any and all rights to receive and compel performance under any or all Contracts and (iii) any and all other rights, interests and claims now existing or in the future arising in connection with any or all Contracts.

     "Contracts" shall mean all contracts between any Assignor and one or more additional parties (including, without limitation, any Interest Rate Protection Agreements or Other Hedging Agreements and any partnership agreements, joint venture agreements, limited liability company agreements and licensing agreements), but excluding any contract to the extent that the terms thereof prohibit (after giving effect to any approvals or waivers) the assignment of, or granting a security interest in, such contract (it being understood and agreed, however, that notwithstanding the foregoing, all rights to payment for money due or to become due pursuant to any such excluded contract shall be subject to the security interests created by this Agreement).

     "Copyrights" shall mean any United States copyright owned by any Assignor, including any registrations of any Copyrights, in the United States Copyright Office or any foreign equivalent office, as well as any application for a copyright registration now or hereafter made by any Assignor with the United States Copyright Office or any foreign equivalent office.

     "Credit Agreement" shall have the meaning provided in the recitals of this Agreement.

     "Credit Document Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

     "Default" shall mean any event which, with notice or lapse of time, or both, would constitute an Event of Default.

     "Documents" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

     "Equipment" shall mean any "equipment," as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, fixtures and vehicles now or hereafter owned by any Assignor and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

     "Event of Default" shall mean any Event of Default under, and as defined in, the Credit Agreement and shall in any event include, without limitation, any payment default on any of the Other Obligations after the expiration of any applicable grace period.

     "FCC License" shall have the meaning provided in Section 1.1 of this Agreement.

     "General Intangibles" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York (and shall include all partnership interests and all limited liability company and membership interests).

     "Goods" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

     "Indemnitee" shall have the meaning provided in Section 8.1 of this Agreement.

     "Instrument" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

     "Inventory" shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same, in all stages of production -- from raw materials through work-in-process to finished goods -- and all products and proceeds of whatever sort and wherever located and any portion thereof which may be returned, rejected, reclaimed or repossessed by the Collateral Agent from any Assignor's customers, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor.

     "Investment Property" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

     "Lender Creditors" shall have the meaning provided in the recitals of this Agreement.

     "Lenders" shall have the meaning provided in the recitals of this Agreement.

     "Liens" shall mean any security interest, mortgage, pledge, lien, claim, charge, encumbrance, title retention agreement, lessor's interest in a financing lease or analogous instrument in, of, or on any Assignor's property.

     "Marks" shall mean all right, title and interest in and to any trademarks, service marks and trade names now held or hereafter acquired by any Assignor, including any registration of any trademarks and service marks in the United States Patent and Trademark Office or in any equivalent foreign office and any trade dress including logos and/or designs used by any Assignor.

     "Obligations" shall mean (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and indebtedness (including, without limitation, indemnities, Fees and interest thereon) of each Assignor to the Lender Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with the Credit Agreement and the other Credit Documents to which such Assignor is a party (including all such obligations and indebtedness of such Assignor under the Subsidiaries Guaranty) and the due performance and compliance by such Assignor with all of the terms, conditions and agreements contained in the Credit Agreement and such other Credit Documents (all such obligations and liabilities under this clause (i), except to the extent consisting of obligations or indebtedness with respect to Interest Rate Protection Agreements or Other Hedging Agreements, being herein collectively called the "Credit Document Obligations"); (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities owing by such Assignor to the Other Creditors under, or with respect to (including by reason of the Subsidiaries Guaranty), any Interest Rate Protection Agreement or Other Hedging Agreement, whether such Interest Rate Protection Agreement or Other Hedging Agreement is now in existence or hereafter arising, and the due performance and compliance by such Assignor with all of the terms, conditions and agreements contained therein (all such obligations and liabilities described in this clause (ii) being herein collectively called the "Other Obligations"); (iii) any and all sums advanced by the Collateral Agent in order to preserve the Collateral or preserve its security interest in the Collateral; (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of such Assignor referred to in clauses (i) and (ii) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys' fees and court costs; and (v) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 8.1 of this Agreement; it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

     "Other Creditors" shall have the meaning provided in the recitals of this Agreement.

     "Other Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

     "Patents" shall mean any patent to which any Assignor now or hereafter has title and any divisions or continuations thereof, as well as any application for a patent now or hereafter made by any Assignor.

     "Permits" shall mean, to the extent permitted to be assigned by the terms thereof or by applicable law, all licenses, permits, rights, orders, variances, franchises or authorizations of or from any governmental authority or agency.

     "Primary Obligations" shall have the meaning provided in Section 7.4(b) of this Agreement.

     "Pro Rata Share" shall have the meaning provided in Section 7.4(b) of this Agreement.

     "Proceeds" shall have the meaning provided in the Uniform Commercial Code as in effect in the State of New York on the date hereof or under other relevant law and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Collateral Agent or any Assignor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to any Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

     "Receivables" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor and, in any event, shall include, but shall not be limited to, all of such Assignor's rights to payment for goods sold or leased or services performed by such Assignor, whether now in existence or arising from time to time hereafter, including, without limitation, rights evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness or security, together with (a) all security pledged, assigned, hypothecated or granted to or held by such Assignor to secure the foregoing, (b) all of any Assignor's right, title and interest in and to any goods, the sale of which gave rise thereto, (c) all guarantees, endorsements and indemnifications on, or of, any of the foregoing,
(d) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, (e) all books, records, ledger cards, and invoices relating thereto, (f) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers, (g) all credit information, reports and memoranda relating thereto and (h) all other writings related in any way to the foregoing.

     "Representative" shall have the meaning provided in Section 7.4(e) of this Agreement.

     "Required Secured Creditors" shall mean (i) the Required Lenders (or, to the extent required by Section 13.12 of the Credit Agreement, each of the Lenders) under the Credit Agreement so long as any Credit Document Obligations remain outstanding and (ii) in any situation not covered by the preceding clause (i), the holders of a majority of the outstanding principal amount of the Other Obligations.

     "Requisite Creditors" shall have the meaning provided in Section 10.2 of this Agreement.

     "Secondary Obligations" shall have the meaning provided in Section 7.4(b) of this Agreement.

     "Secured Creditors" shall have the meaning provided in the recitals of this Agreement.

     "Secured Debt Agreements" shall mean and include this Agreement, the other Credit Documents and the Interest Rate Protection Agreements and Other Hedging Agreements.

     "Significant Copyright" shall mean each Copyright listed in Annex F hereto of any Assignor that is material to its business, financial condition or property.

     "Significant Mark" shall mean each Mark listed on Annex D hereto of any Assignor that is material to its business, financial condition or property.

     "Significant Patent" shall mean each Patent listed in Annex E hereto for any Assignor that is material to its business, financial condition or property.

     "Syndication Agent" shall have the meaning provided in the recitals of this Agreement.

     "Termination Date" shall have the meaning provided in Section 10.8 of this Agreement.

     "Trade Secret Rights" shall have the meaning provided in Section 5.1 of this Agreement.

     "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

                                   ARTICLE X

                                 MISCELLANEOUS

     10.1. Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been duly given or made when delivered to the party to which such notice, request, demand or other communication is required or permitted to be given or made under this Agreement, addressed as follows:

     (a) if to any Assignor, at the address set forth opposite such Assignor's signature below;

     (b)  if to the Collateral Agent, at:

          Bankers Trust Company
          One Bankers Trust Plaza
          New York, New York  10006
          Attention: Greg Shefrin
          Tel. No.: (212) 250-1724
          Fax. No.: (212) 250-7218

     (c) if to any Lender Creditor, at such address as such Lender Creditor shall have specified in the Credit Agreement;

     (d) if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to each Assignor and the Collateral Agent;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

     10.2. Waiver; Amendment. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Assignor directly effected thereby and the Collateral Agent (with the written consent of the Required Secured Creditors); provided, however, that any change, waiver, modification or variance affecting the rights and benefits of a single Class of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors of such affected Class. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, i.e., whether (x) the Lender Creditors as holders of the Credit Document Obligations or (y) the Other Creditors as the holders of the Other Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (x) with respect to the Credit Document Obligations, the Required Lenders and (y) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection Agreements or Other Hedging Agreements.

     10.3. Obligations Absolute. The obligations of each Assignor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Assignor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement or any other Secured Debt Agreement; or (c) any amendment to or modification of any Secured Debt Agreement or any security for any of the Obligations; whether or not such Assignor shall have notice or knowledge of any of the foregoing.

     10.4. Successors and Assigns. This Agreement shall be binding upon each Assignor and its successors and assigns (although no Assignor may assign its rights and obligations hereunder except in accordance with the provisions of the Secured Debt Agreements) and shall inure to the benefit of and be enforceable by the Collateral Agent and the Secured Creditors and their respective successors and assigns. All agreements, statements, representations and warranties made by each Assignor herein or in any certificate or other instrument delivered by such Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement and the other Secured Debt Agreements regardless of any investigation made by the Secured Creditors or on their behalf.

     10.5. Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

     10.6. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     10.7. Assignor's Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of any Assignor under or with respect to any Collateral.

     10.8. Termination; Release. (a) After the Termination Date, this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 8.1 hereof shall survive such termination) and the Collateral Agent, at the request and expense of the respective Assignor, will promptly execute and deliver to such Assignor a proper instrument or instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Commitment and all Interest Rate Protection Agreements and Other Hedging Agreements have been terminated, no Note is outstanding (and all Loans have been repaid in full), all Letters of Credit have been terminated and all Obligations then owing have been paid in full.

     (b) In the event that any part of the Collateral is sold in connection with a sale permitted by Section 9.02 of the Credit Agreement (other than a sale to any Assignor or a Subsidiary thereof) or otherwise released at the direction of the Required Secured Creditors and the proceeds of such sale or sales or from such release are applied in accordance with the provisions of the Credit Agreement, to the extent required to be so applied, such Collateral will be sold free and clear of the Liens created by this Agreement and the Collateral Agent, at the request and expense of the relevant Assignor, will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in the possession of the Collateral Agent and has not theretofore been released pursuant to this Agreement.

     (c) At any time that an Assignor desires that the Collateral Agent take any action to acknowledge or give effect to any release of Collateral pursuant to the foregoing Section 10.8(a) or (b), such Assignor shall deliver to the Collateral Agent a certificate signed by a principal executive officer of such Assignor stating that the release of the respective Collateral is permitted pursuant to Section 10.8(a) or (b), as the case may be.

     10.9. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with each Assignor and the Collateral Agent.

     10.10. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     10.11. The Collateral Agent. The Collateral Agent will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Collateral Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in Section 12 of the Credit Agreement. The Collateral Agent shall act hereunder and thereunder on the terms and conditions set forth herein and in Section 12 of the Credit Agreement.

     10.12. Additional Assignors. It is understood and agreed that any Subsidiary of the Borrower that is required to execute a counterpart of this Agreement after the date hereof pursuant to the Credit Agreement shall become an Assignor hereunder by executing a counterpart hereof and delivering the same to the Collateral Agent.

     10.13. Actions Requiring FCC Approval. (a) Notwithstanding anything to the contrary contained in this Agreement, or any of the documents executed pursuant hereto, the Collateral Agent will not take any action pursuant to this Agreement, or any such documents, which would constitute or result in any assignment of any FCC License or any transfer of control of the holder of any FCC License if such assignment of such FCC License or such transfer of control would require under then existing law (including the Communications Act or the FCC Rules) the prior approval of the FCC, without first obtaining such approval. In connection with this Section 10.13, the Collateral Agent shall be entitled to rely upon the advise of FCC counsel of the Collateral Agent's choice with respect to such assignment or transfer (including to determine whether any such assignment or transfer has occurred or will occur and whether or not prior approval of the FCC is required) whether or not the advice rendered is ultimately determined to have been accurate.

     (b) If an Event of Default shall have occurred and be continuing, each Assignor shall take any action which the Collateral Agent may request in the exercise of its rights and remedies under this Agreement in order to transfer or assign the Collateral to the Collateral Agent or to such one or more third parties as the Collateral Agent may designate, or to a combination of the foregoing. To enforce the provisions of this Section 10.13, after an Event of Default shall have occurred and be continuing, the Collateral Agent is empowered to request, and each Assignor hereby agrees to authorize, the appointment of a receiver or trustee from any court of competent jurisdiction. Such receiver or trustee shall be instructed to seek from the FCC (and any other governmental authority) consent or approval as may be required by the Communications Act and the FCC Rules for any assignment of the assets of or transfer of control of any or all of the FCC Licenses or any Person whose stock, partnership interest or other equity interest is subject to this Agreement to the extent required for such trustee or receiver to assume such control for the purpose of seeking a bona fide purchaser to whom such FCC Licenses or other Collateral will be assigned or control of such entity ultimately will be transferred. Each Assignor agrees, at such Assignor's cost and expense, to cooperate with any such trustee or receiver, or at such trustee's or receiver's direction, such purchaser and with the Collateral Agent in the preparation, execution and filing of any applications or other documents and providing any information that may be necessary or helpful in obtaining the FCC's consent to the assignment or transfer to such trustee or receiver, or at such trustee's or receiver's direction, such purchaser of the Collateral or any of the FCC Licenses. To the fullest extent permitted under applicable law, each Assignor hereby agrees to consent to and authorize any such transfer of control upon the request of the Collateral Agent after the occurrence of and during the continuation of an Event of Default and, without limiting any rights of the Collateral Agent under this Agreement, to authorize the Collateral Agent to nominate a trustee or receiver to assume control of the Collateral, subject only to any required consent, approval or order of a court of competent jurisdiction, the FCC or other governmental authorities, for the purposes of effectuating the transactions contemplated in this Section 10.13(b). Such trustee or receiver shall have all the rights and powers as provided to it by law, court order or to the Collateral Agent under this Agreement. Each Assignor shall cooperate fully and use its best efforts in obtaining the consent of the FCC and the approval or consent of each other governmental authority required to effectuate the foregoing.

     (c) Each Assignor shall use its best efforts to assist in obtaining the consent or approval of the FCC, any court, and any other governmental authority, if required, for any action or transaction contemplated by this Agreement, including, without limitation, the preparation, execution and filing with the FCC of the transferor's or assignor's portion of any application or applications for consent to the transfer of control or assignment necessary or appropriate under the FCC's policies, rules and regulations for approval of the transfer or assignments of all or any portion of the Collateral.

     (d) Each Assignor hereby acknowledges and agrees that the FCC Licenses are unique assets and that a violation of such Assignor's covenant to cooperate with respect to the obtainment of any regulatory consents would result in irreparable harm to the Collateral Agent for which monetary damages are not readily ascertainable. Each Assignor further agrees that, because of the unique nature of its undertakings in this Section 10.13, the same may be specifically enforced, and such Assignor hereby waives, and agrees to waive, any claim or defense that the Collateral Agent would have an adequate remedy at law for the breach of such undertakings and any requirement for posting of a bond or other certificate.

     (e) Without limiting the obligations of any Assignor hereunder in any respect, each Assignor further agrees that if such Assignor, upon or after the occurrence and during the continuance of an Event of Default, should fail or refuse to execute any application or other document necessary or appropriate to obtain any governmental consent necessary or appropriate for the exercise of any right of the Collateral Agent hereunder, such Assignor agrees that, to the fullest extent permitted by the Communications Act and the FCC Rules, such application or other document may be executed on such Assignor's behalf by the clerk of any court or other forum in any competent jurisdiction without notice to such Assignor.

     (f) This Section 10.13 shall not limit any other rights of the Collateral Agent or the Secured Creditors available under applicable law and consistent with the Communications Act and the FCC Rules.

     10.14. Consent and Waiver. EACH ASSIGNOR HEREBY IRREVOCABLY CONSENTS TO AND WAIVES ANY RIGHT TO OBJECT TO OR OTHERWISE CONTEST THE APPOINTMENT OF A RECEIVER AFTER THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT. EACH ASSIGNOR HEREBY GRANTS SUCH CONSENT AND WAIVER KNOWINGLY AFTER HAVING DISCUSSED THE IMPLICATIONS THEREOF WITH COUNSEL, ACKNOWLEDGES THAT THE UNCONTESTED RIGHT TO HAVE A RECEIVER APPOINTED FOR THE FOREGOING PURPOSES IS CONSIDERED ESSENTIAL BY THE COLLATERAL AGENT AND THE SECURED CREDITORS IN CONNECTION WITH THE ENFORCEMENT OF THEIR RIGHTS AND REMEDIES HEREUNDER AND UNDER THE OTHER CREDIT DOCUMENTS, AND THE AVAILABILITY OF SUCH APPOINTMENT AS A REMEDY UNDER THE FOREGOING CIRCUMSTANCES WAS A MATERIAL FACTOR IN INDUCING THE LENDERS TO MAKE (AND COMMIT TO MAKE) LOANS TO THE

BORROWER AND IN INDUCING THE OTHER CREDITORS TO ENTER INTO INTEREST RATE PROTECTION AGREEMENTS AND OTHER HEDGING AGREEMENTS WITH THE BORROWER, AND AGREES TO ENTER INTO ANY AND ALL STIPULATIONS IN ANY LEGAL ACTIONS, OR AGREEMENTS OR OTHER INSTRUMENTS IN CONNECTION WITH THE FOREGOING AND TO COOPERATE FULLY WITH THE COLLATERAL AGENT AND THE REQUIRED LENDERS, OR, THE HOLDERS OF A MAJORITY OF THE OTHER OBLIGATIONS, AS THE CASE MAY BE, IN CONNECTION WITH THE ASSUMPTION AND EXERCISE OF CONTROL BY THE RECEIVER OVER ALL OR ANY PORTION OF THE COLLATERAL.

                                     * * *

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

Address:

3333 Lee Parkway, Suite 100                   PAGEMART WIRELESS, INC.,
Dallas, TX  75219                               as an Assignor
Attention:  G. Clay Myers
Telephone:  (214) 765-3510
Telecopier:  (214) 765-4961                   By
                                                -------------------------------
                                                Name:
                                                Title:


Accepted and Agreed to:

BANKERS TRUST COMPANY,
  as Collateral Agent


By
  --------------------------------
  Name:
  Title:

                                                                   ANNEX A
                                                                      TO
                                                             SECURITY AGREEMENT




                      SCHEDULE OF CHIEF EXECUTIVE OFFICES
                           AND OTHER RECORD LOCATIONS

                                                                   ANNEX B
                                                                      TO
                                                             SECURITY AGREEMENT




                 SCHEDULE OF INVENTORY AND EQUIPMENT LOCATIONS

                                                                   ANNEX C
                                                                      TO
                                                             SECURITY AGREEMENT




                     SCHEDULE OF TRADE AND FICTITIOUS NAMES

                                                                   ANNEX D
                                                                      TO
                                                             SECURITY AGREEMENT



                               SCHEDULE OF MARKS

                                                                   ANNEX E
                                                                      TO
                                                             SECURITY AGREEMENT




                              SCHEDULE OF PATENTS

                                                                   ANNEX F
                                                                      TO
                                                             SECURITY AGREEMENT




                             SCHEDULE OF COPYRIGHTS

                                                                   ANNEX G
                                                                      TO
                                                             SECURITY AGREEMENT





                        ASSIGNMENT OF SECURITY INTEREST
                    IN UNITED STATES TRADEMARKS AND PATENTS

     FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [Name of Assignor], a __________ corporation (the "Assignor") with principal offices at ____________________________, hereby assigns and grants to Bankers Trust Company, as Collateral Agent, with principal offices at One Bankers Trust Plaza, 130 Liberty Street, New York, New York 10006 (the "Assignee"), a security interest in (i) all of the Assignor's right, title and interest in and to the United States trademarks, trademark registrations and trademark applications (the "Marks") set forth on Schedule A attached hereto, (ii) all of the Assignor's rights, title and interest in and to the United States patents (the "Patents") set forth on Schedule B attached hereto, in each case together with (iii) all Proceeds (as such term is defined in the Security Agreement referred to below) and products of the Marks and Patents, (iv) the goodwill of the businesses with which the Marks are associated and (v) all causes of action arising prior to or after the date hereof for infringement of any of the Marks and Patents or unfair competition regarding the same.

     THIS ASSIGNMENT is made to secure the satisfactory performance and payment of all the Obligations of the Assignor, as such term is defined in the Security Agreement among the Assignor, the other assignors from time to time party thereto and the Assignee, dated as of March 23, 1999 (as amended from time to time, the "Security Agreement"). Upon the occurrence of the Termination Date (as defined in the Security Agreement), the Assignee shall, upon such satisfaction, execute, acknowledge, and deliver to the Assignor an instrument in writing releasing the security interest in the Marks and Patents acquired under this Assignment.

                                                                        ANNEX G
                                                                         Page 2


     This Assignment has been granted in conjunction with the security interest granted to the Assignee under the Security Agreement. The rights and remedies of the Assignee with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Assignment are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

                                                                        ANNEX G
                                                                         Page 3


     IN WITNESS WHEREOF, the undersigned have executed this Assignment as of the ____ day of _________, ____.

                                     [NAME OF ASSIGNOR], Assignor



                                     By
                                        ---------------------------------------
                                        Name:
                                        Title:



                                     BANKERS TRUST COMPANY,
                                       as Collateral Agent, Assignee


                                     By
                                        ---------------------------------------
                                        Name:
                                        Title:

STATE OF NEW YORK        )
                         ) ss.:
COUNTY OF NEW YORK       )



     On this ____ day of _________, ____, before me personally came ________ _________________ who, being by me duly sworn, did state as follows: that [s]he is _______________ of [Name of Assignor], that [s]he is authorized to execute the foregoing Assignment on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.

                                               -------------------------------
                                                         Notary Public

STATE OF NEW YORK        )
                         ) ss.:
COUNTY OF NEW YORK       )



     On this ____ day of _________, ____, before me personally came ________ _____________________ who, being by me duly sworn, did state as follows: that [s]he is __________________ of Bankers Trust Company that [s]he is authorized to execute the foregoing Assignment on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.

                                                -------------------------------
                                                         Notary Public

                                                                     Schedule A


                                U.S. TRADEMARKS
                                ---------------

MARK                                REG. NO.                      REG. DATE
----                                --------                      ---------


                                                                     SCHEDULE B


                                U.S. TRADEMARKS
                                ---------------

PATENT                             PATENT NO.                      ISSUE DATE
------                             ----------                      ----------



                                                                   ANNEX H
                                                                      TO
                                                             SECURITY AGREEMENT




                        ASSIGNMENT OF SECURITY INTEREST
                          IN UNITED STATES COPYRIGHTS



     WHEREAS, [Name of Assignor], a _______________ corporation (the "Assignor"), having its chief executive office at ___________________________, ___________________________, is the owner of all right, title and interest in and to the United States copyrights and associated United States copyright registrations and applications for registration set forth in Schedule A attached hereto;

     WHEREAS, BANKERS TRUST COMPANY, as Collateral Agent, having its principal offices at One Bankers Trust Plaza, 130 Liberty Street, New York, New York 10006 (the "Assignee"), desires to acquire a security interest in said copyrights and copyright registrations and applications therefor; and

     WHEREAS, the Assignor is willing to assign to the Assignee, and to grant to the Assignee, a security interest in and lien upon the copyrights and copyright registrations and applications therefor described above.

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the terms and conditions of the Security Agreement, dated as of March 23, 1999, made by the Assignor, the other assignors from time to time party thereto and the Assignee (as amended from time to time, the "Security Agreement"), the Assignor hereby assigns to the Assignee, and grants to the Assignee, a security interest in the copyrights and copyright registrations and applications therefor set forth in Schedule A attached hereto.

     This Assignment has been granted in conjunction with the security interest granted to the Assignee under the Security Agreement. The rights and remedies of the Assignee with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Assignment are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

     Executed at New York, New York, the __ day of _________, ____.

                                     [NAME OF ASSIGNOR], as Assignor


                                     By
                                       ----------------------------------------
                                       Name:
                                       Title:



                                     BANKERS TRUST COMPANY, as
                                       Collateral Agent, Assignee


                                     By
                                       ----------------------------------------
                                       Name:
                                       Title:

STATE OF NEW YORK        )
                         ) ss.:
COUNTY OF NEW YORK       )


     On this __ day of _________, ____, before me personally came ___________ _______________, who being duly sworn, did depose and say that [s]he is
___________________ of [Name of Assignor], that [s]he is authorized to execute the foregoing Assignment on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.

                                                   -------------------------
                                                          Notary Public

STATE OF NEW YORK        )
                         ) ss.:
COUNTY OF NEW YORK       )


     On this ____ day of _________, ____, before me personally came ________ _____________________ who, being by me duly sworn, did state as follows: that [s]he is __________________ of Bankers Trust Company that [s]he is authorized to execute the foregoing Assignment on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.

                                                ----------------------------
                                                       Notary Public

                                                                     SCHEDULE A

                                U.S. COPYRIGHTS
                                ---------------

         REGISTRATION             PUBLICATION
            NUMBERS                   DATE                   COPYRIGHT TITLE
         ------------           ---------------              ---------------



                               TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
ARTICLE I

         SECURITY INTERESTS.......................................................................................2

         1.1.  Grant of Security Interests........................................................................2
         1.2.  Power of Attorney..................................................................................3

ARTICLE II

         GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS........................................................3

         2.1.  Necessary Filings..................................................................................4
         2.2.  No Liens...........................................................................................4
         2.3.  Other Financing Statements.........................................................................4
         2.4.  Chief Executive Office, Record Locations...........................................................4
         2.5.  Location of Inventory and Equipment................................................................5
         2.6.  Recourse...........................................................................................5
         2.7.  Trade Names; Change of Name........................................................................6

ARTICLE III

         SPECIAL PROVISIONS CONCERNING RECEIVABLES;
         CONTRACT RIGHTS; INSTRUMENTS; CHATTEL PAPER..............................................................6

         3.1.  Additional Representations and Warranties..........................................................6
         3.2.  Maintenance of Records.............................................................................6
         3.3.  Direction to Account Debtors; Contracting Parties; etc.............................................7
         3.4.  Modification of Terms; etc.........................................................................7
         3.5.  Collection.........................................................................................7
         3.6.  Instruments........................................................................................8
         3.7.  Assignors Remain Liable Under Receivables..........................................................8
         3.9.  Further Actions....................................................................................8

ARTICLE IV

         SPECIAL PROVISIONS CONCERNING TRADEMARKS.................................................................9

         4.1.  Additional Representations and Warranties..........................................................9
         4.2.  Licenses and Assignments...........................................................................9
         4.3.  Infringements.....................................................................................10
         4.4.  Preservation of Marks.............................................................................10
         4.5.  Maintenance of Registration.......................................................................10

                                      (i)

         4.6.  Future Registered Marks...........................................................................10
         4.7.  Remedies..........................................................................................10

ARTICLE V

         SPECIAL PROVISIONS CONCERNING
         PATENTS, COPYRIGHTS AND TRADE SECRETS...................................................................11

         5.1.  Additional Representations and Warranties.........................................................11
         5.2.  Licenses and Assignments..........................................................................11
         5.3.  Infringements.....................................................................................11
         5.4.  Maintenance of Patents or Copyright...............................................................11
         5.5.  Prosecution of Patent and Copyright Applications..................................................12
         5.6.  Other Patents and Copyrights......................................................................12
         5.7.  Remedies..........................................................................................12

ARTICLE VI

         PROVISIONS CONCERNING ALL COLLATERAL....................................................................12

         6.1.  Protection of Collateral Agent's Security.........................................................12
         6.2.  Warehouse Receipts Non-negotiable.................................................................13
         6.3.  Further Actions...................................................................................13
         6.4.  Financing Statements..............................................................................13
         6.5.  FCC Licenses......................................................................................13

ARTICLE VII

         REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT............................................................14

         7.1.  Remedies; Obtaining the Collateral Upon Default...................................................14
         7.2.  Remedies; Disposition of the Collateral...........................................................15
         7.3.  Waiver of Claims..................................................................................16
         7.4.  Application of Proceeds...........................................................................16
         7.5.  Remedies Cumulative...............................................................................18
         7.6.  Discontinuance of Proceedings.....................................................................19

ARTICLE VIII

         INDEMNITY...............................................................................................19

         8.1.  Indemnity.........................................................................................19
         8.2.  Indemnity Obligations Secured by Collateral; Survival.............................................20

                                     (ii)

ARTICLE IX

         DEFINITIONS.............................................................................................20


ARTICLE X

         MISCELLANEOUS...........................................................................................26

         10.1.  Notices..........................................................................................26
         10.2.  Waiver; Amendment................................................................................26
         10.3.  Obligations Absolute.............................................................................27
         10.4.  Successors and Assigns...........................................................................27
         10.5.  Headings Descriptive.............................................................................27
         10.6.  Governing Law....................................................................................27
         10.7.  Assignor's Duties................................................................................27
         10.8.  Termination; Release.............................................................................27
         10.9.  Counterparts.....................................................................................28
         10.10.  Severability....................................................................................28
         10.11.  The Collateral Agent............................................................................28
         10.12.  Additional Assignors............................................................................28
         10.13.  Actions Requiring FCC Approval..................................................................29
         10.14.   Consent and Waiver.............................................................................30

ANNEX A    Schedule of Chief Executive Offices/Record Locations
ANNEX B    Schedule of Inventory and Equipment Locations
ANNEX C    Schedule of Trade and Fictitious Names
ANNEX D    Schedule of Marks
ANNEX E    Schedule of Patents
ANNEX F    Schedule of Copyrights
ANNEX G Form of Assignment of Security Interest in Certain United States Trademarks and Patents
ANNEX H    Form of Assignment of Security Interest in United States Copyrights


                                     (iii)